As filed with the Securities and Exchange Commission on July 10, 2009

Registration No. 333-159218

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 3

TO

FORM F-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TSAKOS ENERGY NAVIGATION LIMITED

*And the Guarantors listed in the Table of Additional Registrants

(Exact Name of Registrant as Specified in its Charter)

Not Applicable

(Translation of Registrant’s Name into English)

Bermuda	Not Required
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

367 SYNGROU AVENUE

175 64 P. FALIRO

ATHENS, GREECE

011 30 210 9407710

(Address and telephone number of Registrant’s principal executive offices)

FRANCIS T. NUSSPICKEL

463 GEORGE PLACE

WYCKOFF, NEW JERSEY 07481

(201) 891-2754

(Name, address and telephone number of agent for service)

Copies to:

STEPHEN P. FARRELL

MORGAN, LEWIS & BOCKIUS LLP

101 PARK AVENUE

NEW YORK, NEW YORK 10178

(212) 309-6000

Approximate Date of Commencement of Proposed Sale of the Securities to the Public: From time to time after the effective date of this Registration Statement, as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

TABLE OF ADDITIONAL REGISTRANTS*

Company	Country of Incorporation
Oak Shipping Co. Ltd.	Liberia
Avra Trading Co. Ltd.	Liberia
Romeo Shipping Company Limited	Liberia
Figaro Shipping Company Limited	Liberia
Juliet Shipping Company Limited	Liberia
Rigoletto Shipping Company Limited	Liberia
Grevia Marine Co. Ltd.	Cyprus
Azimuth Shipping Company Ltd.	Liberia
Bosphorus Shipping Co. Ltd.	Liberia
Oceana Shipping Company Ltd.	Liberia
Fortitude Shipping Co. Ltd.	Malta
Klera Navigation Co. Ltd.	Cyprus
Freeport Dominion S.A.	Panama
Freeport Faith S.A.	Panama
Ergo Glory S.A.	Panama
World Excellence S.A.	Panama
Apollo Honour S.A.	Panama
Apollo Glory S.A.	Panama
Apollo Excellence S.A.	Panama
Activity Excellence S.A.	Panama
Worldwide Overseas S.A.	Panama
Sea Mentor S.A.	Panama
Sea Polar S.A.	Panama
Fortune Faith S.A.	Panama
Victory Faith S.A.	Panama
Victory Spirit S.A.	Panama
Victory Mare S.A.	Panama
Universal Reserve S.A.	Panama
Sea Countess S.A.	Panama
Global Triumph S.A.	Panama
Fairsea Enterprises S.A.	Panama
Freeport Champion S.A.	Panama
Prosperity Faith S.A.	Panama
Prosperity Success S.A.	Panama
Mercury Emerald S.A.	Panama
Powerful Shipping S.A.	Panama
Sea Optima S.A.	Panama
Shipping Celebrity S.A.	Panama
Southport Marine S.A.	Panama
Southport Maritime S.A.	Panama
Sea Pioneer S.A.	Panama
Sea Celebrity S.A.	Panama
Gladiator Shipping Services S.A.	Panama
Southport Navigation S.A.	Panama

Triton Success S.A.	Panama
Triton Triumph S.A.	Panama
Optima Maritime S.A.	Panama
Optima United S.A.	Panama
Bayswater Trading Co. Ltd.	Liberia
Kerry Trading Company Limited	Liberia
Mare Success S.A.	Panama

*	Addresses and telephone numbers for each of the Additional Registrants are the same as those of Tsakos Energy Navigation Limited. I.R.S. Employer Identification Numbers are not required for the Additional Registrants.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

The sole purpose of this Amendment No. 3 to the Registration Statement on Form F-3 is to amend the exhibit index and to file revised Exhibit 5.1 to the Registration Statement. No other changes have been made to the Registration Statement. Accordingly, the amendment consists only of the facing page, this explanatory note and Part II of this Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

EXPENSES

The following table sets forth the expenses (other than underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation, if any) expected to be incurred by us in connection with a possible offering of $100.0 million of the securities registered under this registration statement. All amounts other than the SEC registration fee and FINRA filing fee are estimates.

SEC Registration Fee (1)	$33,023
Printing and Engraving Expenses	125,000
Legal Fees and Expenses	250,000
Accountants’ Fees and Expenses	150,000
FINRA Filing Fee	10,500
Trustee’s fees and expenses	10,000
Miscellaneous Costs	71,477

Total	$650,000

(1)	Previously paid

ITEM 8.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Bye-laws provide that its directors and officers and former directors and officers shall be indemnified to the fullest extent permitted by The Companies Act of Bermuda 1981, as amended, from time to time, and provides for advances to any indemnified director or officer of expenses in connection with actual proceedings and claims arising out of their status as our director or officer. The Company also maintains a directors’ and officers’ liability insurance policy on behalf of its directors and officers.

ITEM 9.	EXHIBITS

Exhibit No.	Description
1.1	Form of underwriting agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.1	Form of senior indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the senior debt securities of Tsakos Energy Navigation Limited.*

4.2	Form of subordinated indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the subordinated debt securities of Tsakos Energy Navigation Limited.*

4.3	Common Share Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form F-1 (Registration No. 333-82326)).

4.4	Form of warrant agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.5	Form of senior debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.6	Form of subordinated debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.7	Specimen preferred share certificate (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.8	Certificate of Designations (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.9	Form of Guarantee for senior debt securities (included in Exhibit 4.1).

4.10	Form of Guarantee for subordinated debt securities (included in Exhibit 4.2).

4.11	Form of warrant (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.12	Rights Agreement, dated as of September 29, 2005, between Tsakos Energy Navigation Limited and The Bank of New York, as Rights Agent (filed as an exhibit to the Registrant’s Form 6-K dated September 30, 2005, and incorporated by reference herein).

4.13	Form of Deposit Agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

5.1	Opinion of Mello Jones & Martin (Bermuda counsel to the Company) (filed herewith).

5.2	Opinion of Morgan, Lewis & Bockius LLP (United States counsel to the Company).**

5.3	Opinion of Seward & Kissel LLP (Liberian counsel to the Company).**

5.4	Opinion of Morgan & Morgan (Panamanian counsel to the Company).**

5.5	Opinion of Fenech & Fenech (Maltese counsel to the Company).**

5.6	Opinion of Montanios and Montanios (Cypriot counsel to the Company).**

12.1	Statement regarding computation of ratio of earnings to fixed charges.**

23.1	Consent of Independent Registered Public Accounting Firm.**

23.2	Consent of Mello Jones & Martin (included in Exhibit 5.1).

23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).

23.4	Consent of Seward & Kissel LLP (included in Exhibit 5.3).

23.5	Consent of Morgan & Morgan (included in Exhibit 5.4).

23.6	Consent of Fenech & Fenech (included in Exhibit 5.5).

23.7	Consent of Montanios & Montanios (included in Exhibit 5.6).

24.1	Powers of Attorney**

25.1	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the senior debt securities.**

25.2	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the subordinated debt securities.**

*	Previously filed as an exhibit to the company’s Registration Statement on Form F-3 (Registration No. 333- 110495) filed with the SEC on November 14, 2003 and hereby incorporated by reference.
**	Previously filed.

ITEM 10.	UNDERTAKINGS

Each undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information set forth in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the registration statement is on Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act need not be furnished, provided, that the registrants include in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act or Rule 3-19 of Regulation S-X if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Form F-3.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by each registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in this registration statement or a prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or a prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this registration statement or a prospectus that was part of this registration statement or made in any such document immediately prior to such effective date; or

(6) That, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by an undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.

The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Each undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of each of the registrants pursuant to the provisions set forth or described in Item 8 of this registration statement, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

TSAKOS ENERGY NAVIGATION LIMITED

By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

*	Chairman of the Board of Directors	July 10, 2009
D. John Stavropoulos

/s/ Nikolas P. Tsakos	President, Chief Executive Officer and Director (principal executive officer)	July 10, 2009
Nikolas P. Tsakos

*	Chief Operating Officer and Director	July 10, 2009
George V. Saroglou

/s/ Paul Durham	Chief Financial Officer (principal financial and accounting officer)	July 10, 2009
Paul Durham

*	Deputy Chairman of the Board of Directors	July 10, 2009
Michael G. Jolliffe

*	Director	July 10, 2009
Peter C. Nicholson

*	Director	July 10, 2009
Francis T. Nusspickel

*	Director	July 10, 2009
William A. O’Neil

*	Director	July 10, 2009
Richard L. Paniguian

*	Director	July 10, 2009
Aristides A.N. Patrinos

* By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

OAK SHIPPING COMPANY LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

AVRA TRADING CO. LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

*By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

ROMEO SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FIGARO SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

JULIET SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

RIGOLETTO SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

GREVIA MARINE CO. LTD.

By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nikolas P. Tsakos	Director (principal executive officer)	July 10, 2009
Nikolas P. Tsakos

*	Director (principal financial and accounting officer)	July 10, 2009
Dimitris Bertolis

*By:	/s/ Nikolas P. Tsakos
Nikolas P. Tsakos
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

AZIMUTH SHIPPING COMPANY LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

BOSPHORUS SHIPPING CO. LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

OCEANA SHIPPING COMPANY LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FORTITUDE SHIPPING CO. LTD.

By:	/s/ Dimitris Bertolis
Name:	Dimitris Bertolis
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in his capacity and on the date indicated.

Signature	Title	Date

/s/ Dimitris Bertolis	Director (principal executive, financial and accounting officer)	July 10, 2009
Dimitris Bertolis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

KLERA NAVIGATION CO. LTD.

By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nikolas P. Tsakos	Director	July 10, 2009
Nikolas P. Tsakos	(principal executive officer)

*	Director	July 10, 2009
Dimitris Bertolis	(principal financial and accounting officer)

* By:	/s/ Nikolas P. Tsakos
Nikolas P. Tsakos
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FREEPORT DOMINION S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FREEPORT FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

ERGO GLORY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

*By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

WORLD EXCELLENCE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

APOLLO HONOUR S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

APOLLO GLORY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

APOLLO EXCELLENCE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

ACTIVITY EXCELLENCE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

WORLDWIDE OVERSEAS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SEA MENTOR S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SEA POLAR S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FORTUNE FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

VICTORY FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

VICTORY SPIRIT S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

VICTORY MARE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

UNIVERSAL RESERVE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SEA COUNTESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

GLOBAL TRIUMPH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FAIRSEA ENTERPRISES S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

FREEPORT CHAMPION S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

PROSPERITY FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

PROSPERITY SUCCESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

MERCURY EMERALD S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

POWERFUL SHIPPING S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SEA OPTIMA S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SHIPPING CELEBRITY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SOUTHPORT MARINE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SOUTHPORT MARITIME S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SEA PIONEER S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SEA CELEBRITY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

GLADIATOR SHIPPING SERVICES S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	July 10, 2009
George V. Saroglou	(principal executive officer)

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director	July 10, 2009
Athanasios Korvesis	(principal financial and accounting officer)

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

SOUTHPORT NAVIGATION S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

TRITON SUCCESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

TRITON TRIUMPH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

OPTIMA MARITIME S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

OPTIMA UNITED S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

BAYSWATER TRADING CO. LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Secretary and Director	July 10, 2009
Dimitris Bertolis

*	Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

KERRY TRADING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director	July 10, 2009
Dimitris Bertolis

*	Secretary, Treasurer and Director (principal financial and accounting officer)	July 10, 2009
Athanasios Korvesis

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on July 10, 2009.

MARE SUCCESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	July 10, 2009
George V. Saroglou

*	Vice President and Director (principal financial and accounting officer)	July 10, 2009
Paul Durham

*	Secretary, Treasurer and Director	July 10, 2009
Athanasia Karali

* By:	/s/ George V. Saroglou
George V. Saroglou
Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on July 10, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Form of underwriting agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.1	Form of senior indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the senior debt securities of Tsakos Energy Navigation Limited.*

4.2	Form of subordinated indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the subordinated debt securities of Tsakos Energy Navigation Limited.*

4.3	Common Share Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form F-1 (Registration No. 333-82326)).

4.4	Form of warrant agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.5	Form of senior debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.6	Form of subordinated debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.7	Specimen preferred share certificate (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.8	Certificate of Designations (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.9	Form of Guarantee for senior debt securities (included in Exhibit 4.1).

4.10	Form of Guarantee for subordinated debt securities (included in Exhibit 4.2).

4.11	Form of warrant (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.12	Rights Agreement, dated as of September 29, 2005, between Tsakos Energy Navigation Limited and The Bank of New York, as Rights Agent (filed as an exhibit to the Registrant’s Form 6-K dated September 30, 2005, and incorporated by reference herein).

4.13	Form of Deposit Agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

5.1	Opinion of Mello Jones & Martin (Bermuda counsel to the Company) (filed herewith).

5.2	Opinion of Morgan, Lewis & Bockius LLP (United States counsel to the Company).**

5.3	Opinion of Seward & Kissel LLP (Liberian counsel to the Company).**

5.4	Opinion of Morgan & Morgan (Panamanian counsel to the Company).**

5.5	Opinion of Fenech & Fenech (Maltese counsel to the Company).**

5.6	Opinion of Montanios and Montanios (Cypriot counsel to the Company).**

12.1	Statement regarding computation of ratio of earnings to fixed charges.**

23.1	Consent of Independent Registered Public Accounting Firm.**

23.2	Consent of Mello Jones & Martin (included in Exhibit 5.1).

23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).

23.4	Consent of Seward & Kissel LLP (included in Exhibit 5.3).

23.5	Consent of Morgan & Morgan (included in Exhibit 5.4).

23.6	Consent of Fenech & Fenech (included in Exhibit 5.5).

23.7	Consent of Montanios & Montanios (included in Exhibit 5.6).

24.1	Powers of Attorney**

25.1	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the senior debt securities.**

25.2	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the subordinated debt securities.**

*	Previously filed as an exhibit to the company’s Registration Statement on Form F-3 (Registration No. 333- 110495) filed with the SEC on November 14, 2003 and hereby incorporated by reference.
**	Previously filed.